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EXHIBIT 10.15    ORDER GRANTING A CERTIFICATE TO PROVIDE LOCAL EXCHANGE
                 TELECOMMUNICATIONS SERVICES


Decision No. C98-397

BEFORE THE PUBLIC UTILITIES COMMISSION OF THE STATE OF COLORADO

DOCKET NO.  98A-101T
________________________________________________________________________________

IN THE MATTER OF THE APPLICATION OF ROCKY MOUNTAIN BROADBAND, INC., REQUESTING A CERTIFICATE OF PUBLIC CONVENIENCE AND NECESSITY TO PROVIDE LOCAL EXCHANGE TELECOMMUNICATIONS SERVICE, PRIVATE LINE TELECOMMUNICATIONS SERVICES, SWITCHED ACCESS SERVICE, INTRALATA TOLL AND ADVANCED REATURES, AND ITS NOTICE OF INTENT TO EXERCISE OPERATING AUTHORITY.
________________________________________________________________________________

               ORDER GRANTING A CERTIFICATE TO PROVIDE LOCAL EXCHANGE
         TELECOMMUNICATIONS SERVICES, CERTIFICATE OF PUBLIC CONVENIENCE AND
                 NECESSITY TO PROVIDE EMERGING COMPETITIVE (PART 3)
                             TELECOMMUNICATIONS SERVICES

________________________________________________________________________________

                             Mailed Date: April 28, 1998
                             Adopted Date: April 22, 1998


I.   BY THE COMMISSION

     A.   STATEMENT AND FINDINGS OF FACT

          1.   On March 9, 1998, Rocky Mountain Broadband, Inc. ("RMB"),

Filed a combined application for a Certificate to Provide Local Exchange Telecommunications Services ("CPLE") on both a resale and a facilities-owned basis throughout the State of Colorado in which US WEST Communications, Inc. ("US WEST"), is currently certified to provide local exchange telecommunications services (maps provided). Collectively, the CPLE and the Notice of Intent to Exercise Operating Authority, when approved, will result in the issuance of a Certificate of Public convenience and Necessity to provide Local Exchange Telecommunications services ("CPCN"). Additionally, RMB's combined application included a request for a Certificate of Public convenience and Necessity to Provide the following Emerging Competitive


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(Part 3) Telecommunications Services throughout the entire Sate of Colorado:
Switched Access; IntraLATA Toll and Private Line telecommunications services.

          2. On March 16, 1998, the Commission issued a Notice of Application Filed and Notice of Hearing providing notice to all interested parties that this application had been filed. Interventions were due on or before April 15, 1998.

          3. On April 15, 1998, US West, pursuant to Rule 64 (a) of 4 CODE OF COLORADO REGULATIONS ("CCR") 723-1, filed its Entry of Appearance and Notice of Intervention in this application. No other party petitioned to intervene.

     B.   DISCUSSION

          1. Pursuant to S 40-6-109 (5), C.R.S., the Commission finds that this matter may be considered without a hearing.

          2. US West, in its intervention, states that "...if the Commission were to grant RMB's application with the provision that RMB is obligated to 1) offer service to all customers on a non-discriminatory basis and to 2) comply with all applicable statutes and Commission regulations governing telecommunications providers, consistent with previous Commission decisions granting certificates to provide local exchange telecommunications services, US West would not be opposed to the granting of the application without the need for a hearing." The Commission will grant the CPCN in accordance with US West's statement. Therefore, the application is unopposed.

          3. Consistent with terms and conditions established in previous Commission decisions, RMB will be required to participate in the Colorado High Cost Fund, the Telecommunications Relay Services for the Disabled Telephone Users Program, the Emergency Telephone Access Act Program, and other financial support mechanisms that may be created in the future by the Commission to implement SS 40-15-502 (4) and (5), C.R.S. RMB further acknowledges that prior
to providing local exchange telecommunications services it must:   (1) have on
file with the Commission, effective tariffs or price lists for its services; and
(2) comply with all Commission rules and orders applicable to the provision of local exchange telecommunications services unless it has obtained a waiver.


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          4.   Additionally, in accordance with Rule 25 (c) of the Commission's
Rules of Practice and Procedure, 4 CCR 723-1, RMB will be required to maintain its books of accounts and records using Generally Accepted Accounting Principles.

          5. Granting RMB a CPCN and emerging competitive telecommunications services is consistent with the legislative statements of policy contained in SS 40-15-101, and 40-15-502, C.R.S.

II.  ORDERS

     A.   THE COMMISSION ORDERS THAT:

          1. Rocky Mountain Broadband, Inc.'s combined application for a Certificate to Provide Local Exchange Telecommunications Services, Notice of Intent to Exercise Operating Authority, and its application for a Certificate to provide Local Exchange Telecommunications Services, Notice of Intent to Exercise Operating Authority, and its application for a Certificate of Public Convenience and Necessity to provide Emerging Competitive Telecommunications Services is deemed complete.

          2. Rocky Mountain Broadband, Inc., is granted a Certificate to Provide Local Exchange Telecommunications Services on both a resale and facilities-owned basis throughout the entire State of Colorado.

          3. Rocky Mountain Broadband, Inc., is granted a Certificate of Public convenience and Necessity to provide local exchange telecommunications services on both a resale and facilities-owned basis, throughout those portions of the State of Colorado in which US West Communications, Inc., is currently certified to provide local exchange telecommunications services. A detailed description of this geographic area has been delineated in the local exchange maps that were submitted as part of the application.

          4. For Rocky Mountain Broadband, Inc.'s local exchange telecommunications services provided on a facilities-owned basis, Rocky Mountain Broadband, Inc., shall have the obligation to serve all customers in its service territory on a nondiscriminatory basis only in areas in which it has such facilities. Specifically, Rocky Mountain Broadband, Inc., shall not be allowed to refuse service to a qualified customer, that is,


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a customer that has the ability to pay for the service.  For clarification,
"service territory" shall be defined as that portion of Colorado included in the exchange maps provided as part of the application. Further, as a condition of this certificate and operating authority, Rocky Mountain Broadband, Inc., shall be required to provide local exchange telecommunications services to residential and business customers in compliance with S 40-15-502 (3) (b) (I), C.R.S.

          5. For Rocky Mountain Broadband, Inc.'s local exchange telecommunications services provided on a resale basis, Rocky Mountain Broadband, Inc., shall have the territory on a nondiscriminatory basis. Specifically, Rocky Mountain Broadband, Inc., shall not be allowed to refuse service to a qualified customer, that is, a customer that has the ability to pay for the service. For clarification, "service territory" shall be defined as that portion of Colorado included in the exchange maps provided as part of the application. Further, as a condition of this certificate and operating authority, Rocky Mountain Broadband, Inc., shall be required to provide local exchange telecommunications services to residential and business customers in compliance with S 40-15-502 (3) (b) (I), C.R.S. However, Rocky Mountain Broadband, Inc., shall not be required to extend service to customers where the underlying facilities-based provider has no facilities.

          6. As a provider of local exchange telecommunications services, Rocky Mountain Broadband, Inc., is reminded of the timeframes specified at Rule 9, 4 CODE OF COLORADO REGULATIONS 723-35 regarding failure of a provider to provide service to customers in its operating area within the following time after the grant of operating authority, unless the Commission orders otherwise: not more than three years if the entity is a reseller and not more than five years if the entity is a facilities-based carrier.

          7. Rocky Mountain Broadband, Inc., is also granted a Certificate of Public Convenience and Necessity to Provide Emerging Competitive
Telecommunications Services consisting of; IntraLATA Toll; Switched Access; and Private Line Telecommunications Services to customers throughout the entire State of Colorado.

          8. Rocky Mountain Broadband, Inc., is required to file applicable tariffs to provide emerging competitive telecommunications services within 30 days of the


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effective date of this Order.  For good cause shown, and if a proper request is filed within 30 days of the effective date of this Decision and Order, the Commission may grant Rocky Mountain Broadband, Inc., additional time within which to file tariffs and price lists, if applicable. Further, for facilities-based emerging competitive telecommunications services, Rocky Mountain Broadband, Inc., is required to file tariffs to implement these services within three years of the effective date of this Decision and Order.

          9. The hearing in this matter scheduled for June 16, 1998 at 9:00am is vacated.

          10.  This Order is effective on its Mailed Date.


     B.   ADOPTED IN COMMISSIONERS' WEEKLY MEETING April 22, 1998.


                                             THE PUBLIC UTILITIES COMMISION

                                                OF THE STATE OF COLORADO


                                             ROBERT J. HIX

                                        -----------------------------------

                                             R. BRENT ALDERFER

                                        -----------------------------------

                                                  Commissioners

                                        COMMISSIONER VINCENT MAJKOWSKI ABSENT


(Seal State of Colorado)

ATTEST:  A TRUE COPY
/S/  Bruce N. Smith
-------------------
Bruce N. Smith
Director


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